UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) October 3, 2006
Baxter International Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)
(847) 948-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 3, 2006, the Board of Directors of Baxter International Inc. (the “Company”) approved amendments to the Company’s Non-Employee Director Compensation Plan and the Directors’ Deferred Compensation Plan (collectively, the “Plans”). As a result of these amendments, effective January 1, 2007, the annual retainer paid to the directors will be increased from $45,000 to $50,000, the fee paid for each Board and committee meeting attended will be increased from $1,000 to $1,500 and the additional fee for each committee meeting chaired by a director will be increased from $1,000 to $1,500. In addition, effective May 2007, directors will receive annual awards of restricted stock units instead of restricted stock and will have the option of deferring the receipt of the shares of stock underlying such restricted stock units until the earlier of three years from the grant date or termination from service as a director. Copies of the Plans, as amended, are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 3, 2006 and effective thereon, the Board of Directors of the Company approved amendments to the Company’s Bylaws, as amended, to implement majority voting in the election of directors in uncontested elections, beginning with the next election of directors. Previously, directors were elected under a plurality vote standard. These amendments include the addition of a new section 2(g) in Article 1 as well as the deletion of the plurality standard from the third sentence of Section 3 of Article 1.
     A copy of the Company’s Bylaws, as amended, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
3.1	Bylaws of Baxter International Inc., as amended on September 24, 2004 and October 3, 2006.

10.1	Baxter International Inc. Non-Employee Director Compensation Plan, as amended.

10.2	Baxter International Inc. Directors’ Deferred Compensation Plan, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
By:	/s/ David P. Scharf
David P. Scharf
Corporate Vice President, Associate General Counsel and Corporate Secretary

Date: October 4, 2006

Exhibit Index

Exhibit No.	Description

3.1	Bylaws of Baxter International Inc., as amended on September 24, 2004 and October 3, 2006.

10.1	Baxter International Inc. Non-Employee Director Compensation Plan, as amended.

10.2	Baxter International Inc. Directors’ Deferred Compensation Plan, as amended.